SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     December 8, 2004

UBIQUITEL INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30761	23-3017909
(State or Other Jurisdiction of Incorporation	(Commission File No.)	(IRS Employer Identification No.)

ONE WEST ELM STREET, SUITE 400, CONSHOHOCKEN, PENNSYLVANIA		19428
(Address of principal executive office)		(Zip code)

Registrant’s telephone number, including area code: (610) 832-3311

Not Applicable

(Former Names or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On December 8, 2004, UbiquiTel Inc. (“UbiquiTel”), a PCS affiliate of Sprint, entered into an addendum to its Sprint PCS Management Agreement and Services Agreement (“Addendum”) that reduced fees for back-office services provided by Sprint to UbiquiTel effective as of April 1, 2004.  In November 2003, UbiquiTel had previously announced an addendum to its Sprint PCS Management Agreement and Services Agreement that included, among other changes, an agreement to continue to purchase back-office services from Sprint at a monthly rate of $7.70 per subscriber through 2006 and a most favored nations provision that provided UbiquiTel the right to opt into future addendums of PCS affiliates of Sprint of similar size.  In July 2004, UbiquiTel and Sprint further modified the monthly back-office fee structure to $7.63 per subscriber.  Pursuant to the Addendum, UbiquiTel, by exercising its most favored nations provision, further reduced the monthly back-office fee per subscriber to $7.25 through the end of 2004, $7.00 in 2005 and $6.75 in 2006.

UbiquiTel has also agreed in the Addendum to participate in all future reseller agreements negotiated by Sprint with Mobile Virtual Network Operators (MVNOs) through the end of 2006 including Sprint’s previously announced AT&T and ESPN MVNO agreements.  UbiquiTel will be compensated for usage on its network at the same rates that Sprint receives from the MVNOs.  The Addendum provides that UbiquiTel generally may decline to participate in any future reseller arrangement that does not have terms as favorable as those provided in Sprint’s May 2004 AT&T MVNO agreement.

The foregoing description is qualified in its entirety by reference to the terms of Addendum X dated as of December 8, 2004 to Sprint PCS Management Agreement and Sprint PCS Services Agreement attached hereto as Exhibit 10.1 to this Form 8-K.

On December 13, 2004, UbiquiTel issued a press release announcing its entering into the Addendum with Sprint.  The press release is attached hereto as Exhibit 99.1 to this Form 8-K and is “furnished” pursuant to Regulation FD and shall not be deemed to be “filed.”

Item 9.01.                                          Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

10.1

Addendum X dated as of December 8, 2004 to Sprint PCS Management Agreement and Sprint PCS Services Agreement by and between Sprint Spectrum L.P., Wireless Co., L.P., Sprint Communications Company L.P., Sprint Telephony PCS, L.P. and Sprint PCS License, L.L.C., and UbiquiTel Operating Company.

99.1	Press Release dated December 13, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UBIQUITEL INC.

Date: December 13, 2004	By:	/s/ James J. Volk
James J. Volk
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1

Addendum X dated as of December 8, 2004 to Sprint PCS Management Agreement and Sprint PCS Services Agreement by and between Sprint Spectrum L.P., Wireless Co., L.P., Sprint Communications Company L.P., Sprint Telephony PCS, L.P. and Sprint PCS License, L.L.C., and UbiquiTel Operating Company.

99.1	Press Release dated December 13, 2004.